UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Unconstrained Income Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
52 Statement of Assets and Liabilities
54 Statement of Operations
55 Statement of Changes in Net Assets
56 Financial Highlights
60 Notes to Financial Statements
78 Report of Independent Registered Public Accounting Firm
79 Information About Your Fund's Expenses
80 Tax Information
81 Investment Management Agreement Approval
86 Summary of Management Fee Evaluation by Independent Fee Consultant
90 Board Members and Officers
95 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

DWS Unconstrained Income Fund returned 12.86% during the annual period ended October 31, 2012, outperforming the 5.25% return of the benchmark, the Barclays U.S. Aggregate Bond Index, and the 9.84% average return of the funds in its Morningstar peer group, MultiSector Bond Funds. The fund has outpaced the peer group during the 1-, 5- and 10-year intervals ended on October 31, 2012.

Investment Strategy
The strategy seeks to deliver attractive returns over various market environments using a flexible investment approach that will not be constrained relative to an index. We attempt to build a well-diversified portfolio and will consider all countries, asset classes and credit quality in our asset allocations decisions. To achieve attractive returns over time, the portfolio management process first incorporates a top-down view which is based on fundamental and macroeconomic analysis. In this analysis we take into account factors such as global economic growth, anticipated interest rate movements and technical factors, such as supply and demand. This view drives sector, country and credit quality decisions within the portfolio. Next, we implement the sector, country and credit quality decisions through bottom-up security selection. In selecting securities, we take a relative-value approach in which we attempt to invest in securities which we believe offer the best long-term value for investors. We continually review both top-down and bottom-up decisions and adjust positioning as the macroeconomic environment, technical factors or individual security valuations necessitate. Additionally, we attempt to mitigate downside risk through construction of a highly diversified portfolio by sector and security.

The global bond markets delivered robust performance during the annual period. In the United States, the U.S. Federal Reserve Board (the Fed) maintained its stimulative policies, known as "Operation Twist" (selling short-term bonds and buying long-term bonds to drive down yields on the latter) and "quantitative easing" (buying Treasuries and mortgage-backed securities to keep rates low and stimulate the economy). At the same time, the Fed pledged to keep short-term rates near zero through 2015. Together, these policies contributed to declining yields — and rising prices — for U.S. Treasuries. The 10-year note closed the annual period at 1.72%, vs. 2.17% a year earlier.

The low yields on U.S. Treasuries provided a boost to other segments of the bond market as investors sought the higher income available in the non-Treasury "spread sectors." Mortgage-backed securities and investment-grade corporate bonds produced hearty gains, and both high-yield and emerging-market bonds rewarded investors with double-digit returns. The fund, which can invest across the full breadth of the global fixed-income market, was able to capitalize on this favorable environment through its underweight position in Treasuries and corresponding overweights in the spread sectors.

Fund Performance

A prime example of how we used our flexibility to our advantage was our substantial position in high-yield bonds. We held a large 45% weighting in high yield at the beginning of the fund's fiscal year, which stemmed from our view that yields were at very attractive levels given the low default rate and the sound fundamentals for high-yield companies. This view proved accurate, and our large weighting enabled us to benefit from high-yield bonds' outperformance.

While we continue to hold a cautiously optimistic outlook for high yield given the open-ended nature of the Fed's low-rate policy, we don't see as much value as we did one year ago — especially now that investors are demonstrating extreme levels of enthusiasm for high-yield bonds even as defaults have begun to tick up. As a result, we gradually reduced the fund's position in high yield as the year progressed, bringing our weighting in the asset class to 35% of assets at the end of October. In addition, we upgraded the credit quality of the high-yield portfolio.

We redeployed the majority of the proceeds from these sales into emerging-markets bonds. We held 25% of assets in this segment at the end of October 2012, vs. 15% one year ago. Although the emerging markets don't provide as much of a yield advantage now as they did one year ago, governments and corporations in this market segment both continue to feature strong underlying fundamentals. Most sovereign issuers are now rated investment-grade, which indicates that country-specific risks are lower today than in the past. The rise of the corporate bond market in emerging nations has also added depth to the asset class by providing investors with a wider range of options. Overall, our positioning in the emerging markets in general, and in emerging-markets corporate bonds in particular, contributed to the fund's outperformance in the past year.

We also added modestly to the fund's weighting in mortgage-backed securities (MBS) as the year progressed, bringing the total weighting to 5% of assets at the end of October. We believed the underlying credit quality of many securities was higher than the rating agencies were giving them credit for -— a disconnect that we viewed as a value opportunity. MBS performed well due to the improving housing market and the Fed's September announcement that it would be buying mortgage-backed securities as part of its quantitative easing program. However, our MBS position only had a modest effect on the fund's 12-month performance results.

A stronger performance contribution came from our positioning in investment-grade corporate bonds, which made up 8% of fund assets at the close of the period. This segment of the fund performed very well and outpaced the corporate segment of the fund's benchmark, thanks in part to our active approach. Not only did we actively adjust the size of the position as market conditions warranted, but we also placed an emphasis on bonds issued by companies in the financial sector, which outperformed the broader group by a comfortable margin. We gradually reduced our weighting in corporates throughout the year as prices rose. While we continue to like the underlying fundamentals and supply-and-demand dynamics in the corporate bond market, yields have fallen so far that the asset class offers less value than it did a year ago.

"We believe our 'go anywhere' approach is useful at a time in which global central banks are likely to keep short-term interest rates at ultralow levels."

Our developed-market international holdings largely consisted of exposure to the government bonds of Great Britain, Germany and Canada, which we achieved through positions in futures contracts. Our emphasis on these countries reflected our preference for the bonds of larger, lower-risk countries rather than seeking the higher yields in smaller, riskier economies. These investments generally performed well during the past year, but they had a limited impact on the fund's 12-month results.

We also established a larger-than-normal position in U.S. Treasuries in the latter part of the period as a "hedge" against potential financial-market disruptions stemming from U.S. political headlines or a revival of the European debt crisis. This position had a neutral effect on performance.

As part of our approach, we seek to enhance total returns by employing a Global Tactical Asset Allocation (GTAA) strategy. This strategy seeks to identify the relative values among the global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed-income futures and forward currency contracts. The GTAA strategy detracted slightly from performance during the past 12 months.

Outlook and Positioning

We expect that the investment backdrop will remain much the same in the months ahead as it has in the past year, with the Fed's low-rate policy continuing to provide support for the non-Treasury spread sectors by fueling demand for higher-yielding investments. At the same time, shifting investor risk appetites — and news flow out of Europe — will inevitably influence short-term market performance. However, we welcome volatility, as it provides us with greater latitude to take advantage of market dislocations through our relative-value style. In addition, we believe our "go anywhere" approach is useful at a time in which global central banks are likely to keep short-term interest rates at ultralow levels.

We also believe our ability to take advantage of opportunities across the global fixed-income markets can provide investors with a favorable total return and a yield that can help them maintain the purchasing power of their savings — an important consideration at a time in which many fixed-income instruments are offering yields below the rate of inflation.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• Head of US High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2005.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 18 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 34 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ohn Choe, CFA, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

Darwei Kung, Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated from time to time to the fund's GTAA overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• BA and MBA, University of Miami.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar MultiSector Bond Funds category represents funds that seek income from a diverse portfolio of several fixed income sectors, most often including U.S. government obligations, foreign bonds and high-yield domestic debt securities.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Spread sectors include all non-U.S. Treasury investment-grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial-mortgage-backed securities.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.86%	9.06%	7.21%	8.63%
Class B	11.89%	8.14%	6.28%	7.72%
Class C	11.95%	8.20%	6.38%	7.77%
Barclays U.S. Aggregate Bond Index†	5.25%	6.08%	6.38%	5.39%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	9.76%	8.05%	6.61%	8.33%
Class B (max 4.00% CDSC)	8.89%	7.57%	6.13%	7.72%
Class C (max 1.00% CDSC)	11.95%	8.20%	6.38%	7.77%
Barclays U.S. Aggregate Bond Index†	5.25%	6.08%	6.38%	5.39%
No Sales Charges					Life of Class S*
Class S	13.07%	9.27%	7.42%	N/A	6.88%
Barclays U.S. Aggregate Bond Index†	5.25%	6.08%	6.38%	5.39%	5.52%

* Class S commenced operations on February 1, 2005. The performance shown for the index is for the time period of January 31, 2005 through October 31, 2012, which is based on the performance period of the life of Class S.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.13%, 1.98%, 1.88% and 0.95% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/12	$5.06	$5.06	$5.09	$5.06
10/31/11	$4.71	$4.71	$4.74	$4.71
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.24	$.20	$.21	$.25
October Income Dividend	$.0203	$.0166	$.0172	$.0212
SEC 30-day Yield as of 10/31/12††	3.00%	2.35%	2.29%	3.28%
Current Annualized Distribution Rate as of 10/31/12††	4.81%	3.94%	4.06%	5.03%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.99%, 2.34%, 2.28% and 3.11% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.80%, 3.93%, 4.05% and 4.86% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — MultiSector Bond Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	28	of	275	10
3-Year	118	of	213	55
5-Year	54	of	168	32
10-Year	26	of	107	24
Class B 1-Year	45	of	275	16
3-Year	156	of	213	73
5-Year	111	of	168	66
10-Year	65	of	107	60
Class C 1-Year	44	of	275	16
3-Year	154	of	213	72
5-Year	106	of	168	63
10-Year	64	of	107	59
Class S 1-Year	24	of	275	9
3-Year	101	of	213	47
5-Year	46	of	168	27

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 53.1%
Consumer Discretionary 6.8%
AMC Entertainment, Inc., 8.75%, 6/1/2019		535,000	591,175
AMC Networks, Inc., 7.75%, 7/15/2021		95,000	107,588
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		465,000	513,825
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		555,000	605,644
9.625%, 3/15/2018		240,000	267,300
Block Communications, Inc., 144A, 7.25%, 2/1/2020		385,000	409,062
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018 (b)		545,000	585,875
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	72,231
8.0%, 4/15/2020 (b)		65,000	72,963
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		760,000	746,700
11.25%, 6/1/2017		1,610,000	1,742,825
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		225,000	235,125
CCO Holdings LLC:
5.25%, 9/30/2022 (b)		1,420,000	1,427,100
6.5%, 4/30/2021 (b)		1,320,000	1,402,500
6.625%, 1/31/2022		465,000	504,525
7.0%, 1/15/2019		125,000	134,375
7.25%, 10/30/2017		520,000	568,100
7.375%, 6/1/2020		55,000	61,600
7.875%, 4/30/2018		220,000	237,600
8.125%, 4/30/2020 (b)		145,000	163,125
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		240,000	236,700
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,825,000	1,952,750
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		150,000	149,250
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		115,000	108,388
Series B, 7.625%, 3/15/2020 (b)		1,175,000	1,119,187
Series A, 9.25%, 12/15/2017		80,000	85,800
Series B, 9.25%, 12/15/2017		125,000	134,063
Crown Media Holdings, Inc., 10.5%, 7/15/2019		325,000	366,437
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		275,000	268,813
DIRECTV Holdings LLC, 3.8%, 3/15/2022		800,000	833,536
DISH DBS Corp.:
6.625%, 10/1/2014		335,000	363,475
6.75%, 6/1/2021		55,000	61,256
7.125%, 2/1/2016		620,000	692,850
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		270,000	169
Globo Comunicacao e Participacoes SA, 144A, 4.875%, 4/11/2022		800,000	878,000
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		420,000	426,300
Harron Communications LP, 144A, 9.125%, 4/1/2020		290,000	313,200
Hertz Corp.:
6.75%, 4/15/2019		90,000	95,513
144A, 6.75%, 4/15/2019		225,000	238,781
7.5%, 10/15/2018 (b)		905,000	981,925
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		240,000	236,100
Lear Corp., 8.125%, 3/15/2020		198,000	220,028
Levi Strauss & Co., 7.625%, 5/15/2020 (b)		365,000	398,762
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		135,000	143,775
Limited Brands, Inc., 7.0%, 5/1/2020		120,000	136,950
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		580,000	650,325
Mattel, Inc., 5.45%, 11/1/2041		836,600	988,516
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		425,000	428,187
Mediacom LLC:
7.25%, 2/15/2022		115,000	123,338
9.125%, 8/15/2019		200,000	221,500
MGM Resorts International:
144A, 6.75%, 10/1/2020		180,000	178,650
7.625%, 1/15/2017		585,000	615,712
144A, 8.625%, 2/1/2019 (b)		855,000	924,469
9.0%, 3/15/2020		460,000	512,900
10.375%, 5/15/2014		195,000	219,131
11.125%, 11/15/2017		245,000	270,112
Michaels Stores, Inc., 13.0%, 11/1/2016		82,000	85,553
National CineMedia LLC:
144A, 6.0%, 4/15/2022		225,000	237,375
7.875%, 7/15/2021		275,000	300,437
Norcraft Companies LP, 10.5%, 12/15/2015		520,000	521,300
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		430,000	453,650
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		305,000	310,719
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		120,000	120,450
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		215,000	219,300
Regal Entertainment Group, 9.125%, 8/15/2018 (b)		190,000	210,900
Sabre Holdings Corp., 8.35%, 3/15/2016		335,000	342,537
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		280,000	305,200
144A, 7.804%, 10/1/2020		320,000	327,552
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021 (b)		1,400,000	1,428,000
Sirius XM Radio, Inc.:
144A, 5.25%, 8/15/2022		105,000	105,000
144A, 8.75%, 4/1/2015		915,000	1,038,525
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022		105,000	112,481
Series B, 9.0%, 3/15/2018		525,000	571,594
Sotheby's, 144A, 5.25%, 10/1/2022		210,000	213,150
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016 (b)		195,000	199,144
Travelport LLC, 9.0%, 3/1/2016 (b)		80,000	57,400
UCI International, Inc., 8.625%, 2/15/2019		130,000	128,863
Unitymedia Hessen GmbH & Co., KG:
144A, 7.5%, 3/15/2019		445,000	489,500
144A, 8.125%, 12/1/2017		1,155,000	1,247,400
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	455,000	657,569
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	61,350
144A, 7.875%, 11/1/2020		135,000	143,100
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	535,000	756,196
144A, 9.75%, 4/15/2018	EUR	445,000	614,278
Videotron Ltd., 9.125%, 4/15/2018		225,000	242,719
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		210,000	216,825
Visteon Corp., 6.75%, 4/15/2019		455,000	468,081
Whirlpool Corp., 4.7%, 6/1/2022		655,000	699,423
Wolverine World Wide, Inc., 144A, 6.125%, 10/15/2020		145,000	150,981
Wyndham Worldwide Corp., 5.75%, 2/1/2018		865,000	967,689
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		360,000	381,600
			40,409,927
Consumer Staples 1.7%
Alliance One International, Inc., 10.0%, 7/15/2016		145,000	149,713
Altria Group, Inc., 9.95%, 11/10/2038		855,000	1,477,704
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		1,750,000	1,697,500
ConAgra Foods, Inc., 3.25%, 9/15/2022		305,000	311,826
Constellation Brands, Inc., 6.0%, 5/1/2022		100,000	113,500
Darling International, Inc., 8.5%, 12/15/2018		485,000	551,081
Del Monte Corp., 7.625%, 2/15/2019 (b)		435,000	446,962
Delhaize Group SA, 4.125%, 4/10/2019		1,285,000	1,307,423
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		105,000	109,594
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		470,000	470,000
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		165,000	170,363
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,050,000	1,249,500
NBTY, Inc., 9.0%, 10/1/2018		140,000	156,800
Pilgrim's Pride Corp., 7.875%, 12/15/2018		300,000	295,500
Rite Aid Corp., 9.25%, 3/15/2020		130,000	132,925
Smithfield Foods, Inc.:
6.625%, 8/15/2022		260,000	272,350
7.75%, 7/1/2017		825,000	932,250
TreeHouse Foods, Inc., 7.75%, 3/1/2018		265,000	290,175
			10,135,166
Energy 6.2%
Access Midstream Partners LP, 6.125%, 7/15/2022		335,000	354,262
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		370,000	324,675
Arch Coal, Inc.:
7.0%, 6/15/2019 (b)		125,000	110,938
7.25%, 10/1/2020 (b)		110,000	97,350
7.25%, 6/15/2021 (b)		200,000	176,500
Berry Petroleum Co.:
6.75%, 11/1/2020		270,000	286,200
10.25%, 6/1/2014		235,000	262,025
BreitBurn Energy Partners LP:
144A, 7.875%, 4/15/2022		210,000	217,350
8.625%, 10/15/2020		225,000	243,562
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		145,000	138,113
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		575,000	662,687
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		125,000	135,313
8.5%, 12/15/2019		115,000	126,788
CONSOL Energy, Inc.:
6.375%, 3/1/2021		90,000	89,550
8.0%, 4/1/2017		425,000	449,437
Continental Resources, Inc.:
144A, 5.0%, 9/15/2022		180,000	189,900
7.125%, 4/1/2021		175,000	196,875
7.375%, 10/1/2020		185,000	208,125
8.25%, 10/1/2019		85,000	95,838
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		640,000	654,400
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		110,000	110,550
8.875%, 2/15/2018		305,000	327,112
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		430,000	451,500
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		580,000	578,550
El Paso LLC, 7.25%, 6/1/2018		280,000	323,302
Energy Transfer Partners LP, 5.2%, 2/1/2022		860,000	987,203
EP Energy LLC:
144A, 6.875%, 5/1/2019		355,000	383,400
144A, 7.75%, 9/1/2022		175,000	181,125
144A, 9.375%, 5/1/2020 (b)		160,000	176,800
EV Energy Partners LP, 8.0%, 4/15/2019		875,000	920,937
FMC Technologies, Inc., 3.45%, 10/1/2022		260,000	267,849
Frontier Oil Corp., 6.875%, 11/15/2018		280,000	298,200
Global Geophysical Services, Inc., 10.5%, 5/1/2017		730,000	689,850
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		320,000	337,600
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		110,000	115,500
8.25%, 3/15/2018		305,000	329,400
HollyFrontier Corp., 9.875%, 6/15/2017		450,000	490,500
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		1,800,000	2,074,500
Kinder Morgan Energy Partners LP, 5.8%, 3/1/2021		1,144,000	1,400,394
Linn Energy LLC:
144A, 6.25%, 11/1/2019		635,000	635,000
6.5%, 5/15/2019		135,000	136,013
MarkWest Energy Partners LP, 5.5%, 2/15/2023		260,000	273,000
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		415,000	444,050
144A, 6.5%, 3/15/2021		240,000	257,400
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		230,000	243,800
Newfield Exploration Co., 7.125%, 5/15/2018		660,000	693,000
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		570,000	589,950
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		170,000	179,775
7.25%, 2/1/2019		260,000	278,200
Offshore Group Investments Ltd.:
144A, 7.5%, 11/1/2019		645,000	635,325
11.5%, 8/1/2015		39,000	42,851
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		1,500,000	1,260,000
Peabody Energy Corp.:
6.0%, 11/15/2018		140,000	145,250
6.25%, 11/15/2021		160,000	165,200
Petroleos de Venezuela SA:
144A, 8.5%, 11/2/2017		2,600,000	2,333,500
144A, 9.75%, 5/17/2035		1,700,000	1,389,750
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044		3,000,000	3,270,000
Plains Exploration & Production Co.:
6.125%, 6/15/2019		245,000	244,387
6.75%, 2/1/2022		535,000	537,675
6.875%, 2/15/2023		570,000	569,287
7.625%, 6/1/2018		345,000	365,700
Quicksilver Resources, Inc., 11.75%, 1/1/2016		255,000	262,650
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		750,000	833,968
Sabine Pass LNG LP, 7.5%, 11/30/2016		100,000	109,250
SandRidge Energy, Inc., 7.5%, 3/15/2021		140,000	145,600
SESI LLC:
6.375%, 5/1/2019		245,000	262,150
7.125%, 12/15/2021		700,000	780,500
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		300,000	301,500
Swift Energy Co.:
7.875%, 3/1/2022		435,000	452,400
144A, 7.875%, 3/1/2022		270,000	280,800
Tesoro Corp.:
4.25%, 10/1/2017		220,000	228,250
5.375%, 10/1/2022		155,000	161,588
Transocean, Inc., 3.8%, 10/15/2022		480,000	490,919
Venoco, Inc., 8.875%, 2/15/2019		615,000	541,200
Weatherford International Ltd., 4.5%, 4/15/2022		870,000	926,216
WPX Energy, Inc.:
5.25%, 1/15/2017		470,000	501,725
6.0%, 1/15/2022		345,000	369,150
			36,801,139
Financials 17.4%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		475,000	437,000
AerCap Aviation Solutions BV, 6.375%, 5/30/2017 (b)		490,000	507,150
Akbank TAS, 144A, 5.0%, 10/24/2022		1,800,000	1,830,510
Ally Financial, Inc.:
5.5%, 2/15/2017		385,000	407,397
6.25%, 12/1/2017		570,000	625,999
8.0%, 3/15/2020		650,000	775,190
8.3%, 2/12/2015		810,000	907,402
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		210,000	211,838
American International Group, Inc., 3.8%, 3/22/2017		530,000	571,778
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	118,250
7.0%, 5/20/2022		110,000	119,488
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		1,000,000	1,019,445
Antero Resources Finance Corp.:
7.25%, 8/1/2019		310,000	334,800
9.375%, 12/1/2017		425,000	468,562
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		484,800	516,312
Banco de Credito e Inversiones, 144A, 3.0%, 9/13/2017		2,000,000	2,030,286
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		2,800,000	3,038,000
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		850,000	879,750
Bancolombia SA, 5.125%, 9/11/2022 (b)		1,250,000	1,306,250
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022		1,300,000	1,320,179
Bank of Ireland Mortgage Bank, 4.0%, 7/5/2013	EUR	4,150,000	5,418,018
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		4,800,000	5,436,000
BNP Paribas SA, 2.375%, 9/14/2017		860,000	866,304
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK) (c)		460,000	460,000
Braskem America Finance Co., 144A, 7.125%, 7/22/2041 (b)		1,800,000	2,025,000
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		1,085,000	1,158,237
Case New Holland, Inc., 7.75%, 9/1/2013		225,000	236,250
Cequel Communications Escrow 1 LLC, 144A, 6.375%, 9/15/2020		155,000	156,938
CIT Group, Inc.:
144A, 4.75%, 2/15/2015		1,730,000	1,790,550
5.0%, 5/15/2017		445,000	468,941
5.25%, 3/15/2018		565,000	600,312
CNH Capital LLC, 144A, 3.875%, 11/1/2015		2,000,000	2,050,000
Deutsche Telekom International Finance BV, 144A, 4.875%, 3/6/2042		800,000	871,428
Development Bank of Kazakhstan JSC, 6.5%, 6/3/2020		1,500,000	1,650,000
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		360,000	396,000
E*TRADE Financial Corp.:
6.75%, 6/1/2016		760,000	807,500
12.5%, 11/30/2017		840,000	951,300
European Investment Bank, 6.125%, 1/23/2017	AUD	3,500,000	3,955,317
Export Credit Bank of Turkey:
144A, 5.375%, 11/4/2016		1,250,000	1,335,187
144A, 5.875%, 4/24/2019		1,000,000	1,094,000
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021 (b)		2,850,000	3,149,250
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		580,000	593,161
4.25%, 9/20/2022		410,000	424,856
5.875%, 8/2/2021		325,000	374,206
6.625%, 8/15/2017		350,000	409,205
8.125%, 1/15/2020		100,000	127,095
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		230,000	242,075
144A, 5.875%, 1/31/2022		200,000	212,750
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		125,000	140,000
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		210,000	240,975
General Electric Capital Corp., 5.3%, 2/11/2021		460,000	535,247
Grupo Aval Ltd., 144A, 4.75%, 9/26/2022		1,300,000	1,300,000
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		1,000,000	1,175,431
HCP, Inc., (REIT), 5.375%, 2/1/2021		857,000	991,955
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	218,377	0
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		95,000	94,763
8.875%, 2/1/2018		1,995,000	2,015,120
ING Bank NV, 144A, 2.0%, 9/25/2015		1,135,000	1,144,231
International Lease Finance Corp.:
5.75%, 5/15/2016		115,000	121,427
6.25%, 5/15/2019		290,000	312,548
8.625%, 9/15/2015		225,000	253,350
8.625%, 1/15/2022		310,000	374,712
8.75%, 3/15/2017		1,065,000	1,243,547
Itau Unibanco Holding SA:
144A, 5.5%, 8/6/2022		3,000,000	3,150,000
144A, 5.65%, 3/19/2022 (b)		1,800,000	1,903,500
JPMorgan Chase & Co., 4.35%, 8/15/2021		1,000,000	1,117,703
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042		2,000,000	2,441,080
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		810,000	824,175
8.125%, 7/1/2019		435,000	464,362
8.625%, 7/15/2020 (b)		320,000	348,800
Lukoil International Finance BV, 144A, 7.25%, 11/5/2019		2,000,000	2,410,840
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		945,000	975,325
Marfrig Holding Europe BV, 144A, 8.375%, 5/9/2018 (b)		1,000,000	865,000
Morgan Stanley, 4.875%, 11/1/2022		900,000	909,838
MPM Escrow LLC, 144A, 8.875%, 10/15/2020		295,000	289,100
MPT Operating Partnership LP (REIT):
6.375%, 2/15/2022		190,000	198,075
6.875%, 5/1/2021		310,000	334,800
National Money Mart Co., 10.375%, 12/15/2016		655,000	731,144
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		165,000	173,250
144A, 5.875%, 3/15/2022		275,000	292,875
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		160,000	159,200
NII Capital Corp., 7.625%, 4/1/2021		415,000	327,850
Nordea Bank AB, 144A, 4.25%, 9/21/2022		495,000	499,158
Odebrecht Finance Ltd., 144A, 5.125%, 6/26/2022		1,800,000	1,957,500
Petrobras International Finance Co., 5.75%, 1/20/2020		800,000	922,785
PPL Capital Funding, Inc., 3.5%, 12/1/2022		360,000	369,654
Principal Financial Group, Inc., 3.3%, 9/15/2022		605,000	618,505
Raizen Fuels Finance Ltd., 144A, 9.5%, 8/15/2014		900,000	1,012,500
RBS Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022		580,000	582,977
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		425,000	429,250
6.875%, 2/15/2021		585,000	621,562
7.125%, 4/15/2019		495,000	527,175
9.875%, 8/15/2019		125,000	130,938
Santander U.S. Debt SAU, 144A, 3.724%, 1/20/2015		155,000	155,304
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		430,000	474,612
144A, 7.75%, 2/15/2017	EUR	215,000	306,545
144A, 8.5%, 2/15/2019		200,000	223,250
144A, 8.75%, 2/15/2019	EUR	100,000	145,816
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		240,000	242,100
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		185,000	184,075
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		400,000	422,000
The Goldman Sachs Group, Inc., 5.75%, 1/24/2022		950,000	1,102,833
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		245,000	264,906
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		255,000	254,363
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		2,000,000	2,070,000
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		190,000	203,300
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		225,000	247,500
UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018		375,000	403,125
144A, 7.375%, 5/15/2020		615,000	665,737
144A, 7.625%, 4/15/2022		615,000	673,425
10.875%, 6/15/2016		145,000	161,494
Vale Overseas Ltd., 8.25%, 1/17/2034		1,250,000	1,693,631
Virgin Media Finance PLC, 4.875%, 2/15/2022		290,000	292,900
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		2,215,000	2,403,275
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		210,000	204,750
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021 (c)		115,000	115,288
Xstrata Finance Canada Ltd., 144A, 4.0%, 10/25/2022		630,000	632,776
			103,760,698
Health Care 2.5%
Agilent Technologies, Inc., 3.2%, 10/1/2022		260,000	263,760
Amgen, Inc., 3.875%, 11/15/2021		500,000	549,479
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		525,000	553,219
Biomet, Inc.:
144A, 6.5%, 8/1/2020		370,000	382,025
144A, 6.5%, 10/1/2020		105,000	102,113
Community Health Systems, Inc.:
5.125%, 8/15/2018 (b)		1,160,000	1,203,500
7.125%, 7/15/2020		695,000	734,962
Gilead Sciences, Inc., 5.65%, 12/1/2041		855,000	1,105,394
HCA Holdings, Inc., 7.75%, 5/15/2021 (b)		615,000	662,662
HCA, Inc.:
5.875%, 3/15/2022		275,000	294,938
6.5%, 2/15/2020		1,245,000	1,375,725
7.5%, 2/15/2022		935,000	1,044,862
7.875%, 2/15/2020		2,020,000	2,257,350
8.5%, 4/15/2019		200,000	224,750
9.875%, 2/15/2017		484,000	517,880
Hologic, Inc., 144A, 6.25%, 8/1/2020		210,000	222,600
IMS Health, Inc., 144A, 6.0%, 11/1/2020		1,285,000	1,307,487
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		350,000	372,074
Mylan, Inc., 144A, 7.875%, 7/15/2020		195,000	220,106
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		320,000	350,400
STHI Holding Corp., 144A, 8.0%, 3/15/2018		355,000	379,850
Tenet Healthcare Corp., 6.25%, 11/1/2018		535,000	579,137
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		415,000	437,825
			15,142,098
Industrials 3.7%
Accuride Corp., 9.5%, 8/1/2018 (b)		460,000	453,675
ADT Corp., 144A, 3.5%, 7/15/2022		820,000	834,435
Aguila 3 SA, 144A, 7.875%, 1/31/2018		510,000	539,325
Air Lease Corp., 144A, 5.625%, 4/1/2017		470,000	481,750
ARAMARK Corp., 8.5%, 2/1/2015		365,000	370,935
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016		110,000	112,476
Armored Autogroup, Inc., 9.25%, 11/1/2018		620,000	533,200
BE Aerospace, Inc., 6.875%, 10/1/2020		180,000	199,800
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	361,213
Bombardier, Inc.:
144A, 5.75%, 3/15/2022 (b)		320,000	337,200
144A, 7.75%, 3/15/2020		260,000	303,875
Briggs & Stratton Corp., 6.875%, 12/15/2020		175,000	193,375
Casella Waste Systems, Inc., 7.75%, 2/15/2019		610,000	597,800
CHC Helicopter SA, 9.25%, 10/15/2020		565,000	573,475
Ducommun, Inc., 9.75%, 7/15/2018		375,000	396,562
DynCorp International, Inc., 10.375%, 7/1/2017		485,000	426,800
Florida East Coast Railway Corp., 8.125%, 2/1/2017		235,000	249,100
FTI Consulting, Inc., 6.75%, 10/1/2020		825,000	878,625
Garda World Security Corp., 144A, 9.75%, 3/15/2017		350,000	369,687
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		1,300,000	1,454,960
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		300,000	324,000
7.125%, 3/15/2021 (b)		60,000	64,500
Interline Brands, Inc., 7.5%, 11/15/2018		300,000	324,000
Iron Mountain, Inc., 5.75%, 8/15/2024		360,000	359,100
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		595,000	660,450
Masco Corp., 7.125%, 3/15/2020		855,000	991,578
Meritor, Inc.:
8.125%, 9/15/2015 (b)		305,000	306,525
10.625%, 3/15/2018 (b)		340,000	342,975
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		805,000	712,425
8.875%, 11/1/2017		240,000	246,000
Navios South American Logistics, Inc., 9.25%, 4/15/2019		310,000	293,725
Nortek, Inc.:
8.5%, 4/15/2021		750,000	806,250
144A, 8.5%, 4/15/2021		180,000	192,600
Owens Corning, Inc.:
4.2%, 12/15/2022		250,000	252,685
9.0%, 6/15/2019		833,000	1,059,681
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		180,000	189,000
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		675,000	740,812
Sitel LLC, 11.5%, 4/1/2018		520,000	371,800
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		255,000	265,200
7.5%, 10/1/2017		175,000	185,938
Titan International, Inc., 7.875%, 10/1/2017		520,000	549,900
TransDigm, Inc., 7.75%, 12/15/2018		390,000	429,975
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		800,000	800,000
United Rentals North America, Inc., 6.125%, 6/15/2023		30,000	30,375
Urbi, Desarrollos Urbanos SAB de CV, 144A, 9.75%, 2/3/2022 (b)		1,800,000	1,674,000
Welltec A/S, 144A, 8.0%, 2/1/2019		200,000	208,000
			22,049,762
Information Technology 1.7%
Aspect Software, Inc., 10.625%, 5/15/2017		345,000	322,575
Avaya, Inc., 144A, 7.0%, 4/1/2019		875,000	798,437
CDW LLC, 8.5%, 4/1/2019		295,000	314,912
CommScope, Inc., 144A, 8.25%, 1/15/2019		510,000	549,525
eAccess Ltd., 144A, 8.25%, 4/1/2018		350,000	392,000
Equinix, Inc.:
7.0%, 7/15/2021		255,000	283,050
8.125%, 3/1/2018		825,000	907,500
Fidelity National Information Services, Inc.:
5.0%, 3/15/2022		115,000	117,300
7.625%, 7/15/2017		55,000	60,019
First Data Corp.:
144A, 6.75%, 11/1/2020		715,000	715,000
144A, 7.375%, 6/15/2019		265,000	274,275
144A, 8.875%, 8/15/2020		485,000	528,650
Fiserv, Inc., 3.5%, 10/1/2022		620,000	630,900
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,145,000	1,225,150
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		240,000	256,800
7.625%, 6/15/2021		245,000	272,563
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	167,475
MasTec, Inc., 7.625%, 2/1/2017		230,000	238,050
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		265,000	259,700
Seagate HDD Cayman, 7.0%, 11/1/2021		75,000	78,375
Sensata Technologies BV, 144A, 6.5%, 5/15/2019 (b)		310,000	327,050
SunGard Data Systems, Inc.:
144A, 6.625%, 11/1/2019 (c)		285,000	287,494
10.25%, 8/15/2015		1,035,000	1,058,805
ViaSat, Inc., 6.875%, 6/15/2020		55,000	57,475
			10,123,080
Materials 5.8%
APERAM:
144A, 7.375%, 4/1/2016		225,000	195,750
144A, 7.75%, 4/1/2018		270,000	221,400
Appleton Papers, Inc., 11.25%, 12/15/2015		111,000	115,163
ArcelorMittal, 6.5%, 2/25/2022		800,000	785,918
Ball Corp.:
7.125%, 9/1/2016		135,000	145,125
7.375%, 9/1/2019		135,000	150,863
Berry Plastics Corp., 8.25%, 11/15/2015		540,000	564,300
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	205,000	267,039
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		269,981	294,279
China Oriental Group Co., Ltd., 144A, 7.0%, 11/17/2017		900,000	787,500
Clearwater Paper Corp., 7.125%, 11/1/2018		385,000	419,891
Compass Minerals International, Inc., 8.0%, 6/1/2019		235,000	253,800
Continental Rubber of America Corp., 144A, 4.5%, 9/15/2019		165,000	168,548
Corp Nacional del Cobre de Chile, 144A, 3.0%, 7/17/2022		2,050,000	2,069,596
Crown Americas LLC:
6.25%, 2/1/2021		55,000	60,706
7.625%, 5/15/2017		230,000	244,375
CSN Resources SA, 144A, 6.5%, 7/21/2020		400,000	452,000
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,320,000	1,244,100
144A, 9.875%, 6/15/2015		225,000	175,500
Evraz Group SA, 144A, 7.4%, 4/24/2017		1,800,000	1,868,040
Exopack Holding Corp., 10.0%, 6/1/2018		245,000	226,625
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		335,000	321,600
144A, 6.875%, 4/1/2022		240,000	225,600
144A, 7.0%, 11/1/2015		425,000	429,250
144A, 8.25%, 11/1/2019		290,000	290,000
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		800,000	814,558
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	77,350
9.5%, 6/15/2017		630,000	688,275
Greif, Inc., 7.75%, 8/1/2019		995,000	1,141,762
Huntsman International LLC:
8.625%, 3/15/2020 (b)		360,000	405,900
8.625%, 3/15/2021 (b)		140,000	159,250
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		525,000	523,688
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		300,000	318,000
International Paper Co., 7.95%, 6/15/2018		855,000	1,111,832
JMC Steel Group, 144A, 8.25%, 3/15/2018		360,000	365,400
Kaiser Aluminum Corp., 8.25%, 6/1/2020		280,000	303,100
KGHM International Ltd., 144A, 7.75%, 6/15/2019		675,000	696,937
Koppers, Inc., 7.875%, 12/1/2019		365,000	400,588
Kraton Polymers LLC, 6.75%, 3/1/2019		220,000	226,600
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		360,000	375,300
LyondellBasell Industries NV:
5.0%, 4/15/2019		350,000	378,875
6.0%, 11/15/2021		110,000	127,188
Molycorp, Inc., 144A, 10.0%, 6/1/2020		435,000	418,688
Momentive Performance Materials, Inc., 9.5%, 1/15/2021	EUR	390,000	369,014
Novelis, Inc.:
8.375%, 12/15/2017		930,000	1,011,375
8.75%, 12/15/2020		545,000	600,862
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	187,456
Old AII, Inc.:
7.625%, 2/15/2018		235,000	238,525
144A, 7.875%, 11/1/2020		65,000	64,675
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		418,000	478,610
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		555,000	584,137
Polymer Group, Inc., 7.75%, 2/1/2019		315,000	337,050
PTT Global Chemical PCL, 144A, 4.25%, 9/19/2022		800,000	823,070
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		285,000	290,700
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		1,000,000	998,980
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		175,000	191,188
144A, 8.375%, 9/15/2021		175,000	192,500
Teck Resources Ltd., 3.75%, 2/1/2023		1,360,000	1,377,759
United States Steel Corp., 7.375%, 4/1/2020 (b)		445,000	447,225
Vale SA, 5.625%, 9/11/2042		1,500,000	1,606,954
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		805,000	831,162
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		3,300,000	3,555,750
Wolverine Tube, Inc., 6.0%, 6/28/2014		67,085	65,676
			34,762,927
Telecommunication Services 4.4%
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017		1,555,000	1,656,075
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		575,000	615,250
8.375%, 10/15/2020		1,030,000	1,107,250
8.75%, 3/15/2018 (b)		735,000	742,350
CPI International, Inc., 8.0%, 2/15/2018		270,000	257,850
Cricket Communications, Inc.:
7.75%, 10/15/2020		1,640,000	1,691,250
10.0%, 7/15/2015		430,000	452,037
Crown Castle International Corp.:
144A, 5.25%, 1/15/2023		135,000	139,725
9.0%, 1/15/2015		565,000	604,550
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		795,000	856,612
144A, 10.5%, 4/15/2018		480,000	530,400
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	210,000
144A, 8.25%, 9/1/2017		1,525,000	1,639,375
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	297,097	116
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		380,000	404,700
7.875%, 4/15/2015		40,000	44,700
8.25%, 4/15/2017		375,000	432,188
8.5%, 4/15/2020		500,000	577,500
8.75%, 4/15/2022		65,000	74,913
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		695,000	738,437
7.5%, 4/1/2021		905,000	970,612
8.5%, 11/1/2019		620,000	695,950
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,375,000	1,443,750
11.5%, 2/4/2017 (PIK)		1,804,687	1,899,433
iPCS, Inc., 2.57%**, 5/1/2013		110,000	109,450
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019 (b)		60,000	63,000
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		290,000	311,750
7.875%, 9/1/2018		445,000	487,275
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015		296,000	296,370
Pacnet Ltd., 144A, 9.25%, 11/9/2015		230,000	229,425
SBA Communications Corp., 144A, 5.625%, 10/1/2019		210,000	213,413
SBA Telecommunications, Inc., 8.25%, 8/15/2019		75,000	83,813
Sprint Nextel Corp.:
6.0%, 12/1/2016		2,080,000	2,236,000
8.375%, 8/15/2017		320,000	371,200
9.125%, 3/1/2017		320,000	376,000
Syniverse Holdings, Inc., 9.125%, 1/15/2019		140,000	149,100
Telesat Canada, 144A, 6.0%, 5/15/2017		280,000	291,900
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		295,000	303,113
West Corp.:
7.875%, 1/15/2019		160,000	163,200
8.625%, 10/1/2018		75,000	78,188
Windstream Corp.:
7.0%, 3/15/2019		255,000	261,056
7.5%, 6/1/2022		170,000	180,200
7.5%, 4/1/2023		430,000	452,575
7.75%, 10/15/2020		190,000	204,725
7.875%, 11/1/2017		1,255,000	1,397,756
8.125%, 9/1/2018 (b)		435,000	470,887
			26,515,419
Utilities 2.9%
AES Corp., 8.0%, 6/1/2020		930,000	1,074,150
Calpine Corp.:
144A, 7.5%, 2/15/2021		436,000	474,150
144A, 7.875%, 7/31/2020		306,000	335,070
Comision Federal de Electricidad, 144A, 5.75%, 2/14/2042		800,000	908,000
Dubai Electricity & Water Authority, 144A, 7.375%, 10/21/2020		3,800,000	4,503,000
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,195,000	469,037
GDF Suez, 144A, 2.875%, 10/10/2022		780,000	783,245
IPALCO Enterprises, Inc.:
5.0%, 5/1/2018		855,000	902,025
144A, 7.25%, 4/1/2016		205,000	228,319
Korea Gas Corp., 144A, 6.25%, 1/20/2042 (b)		1,800,000	2,461,419
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,000,000	1,270,000
NRG Energy, Inc.:
7.625%, 1/15/2018		215,000	234,887
8.25%, 9/1/2020		75,000	82,688
Oncor Electric Delivery Co., LLC, 4.1%, 6/1/2022		770,000	825,026
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042 (b)		1,000,000	1,021,200
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		295,000	51,625
The Toledo Edison Co., 7.25%, 5/1/2020		1,040,000	1,355,944
			16,979,785
Total Corporate Bonds (Cost $302,274,633)			316,680,001

Mortgage-Backed Securities Pass-Throughs 5.2%
Government National Mortgage Association:
3.0%, with various maturities from 5/1/2042 until 6/1/2042 (c)		16,000,000	17,029,062
3.5%, 10/20/2042		13,100,000	13,943,857
Total Mortgage-Backed Securities Pass-Throughs (Cost $30,901,617)			30,972,919

Asset-Backed 0.9%
Home Equity Loans 0.3%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		353,186	352,096
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		1,200,000	1,212,609
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.354%**, 1/15/2037		656,726	508,987
			2,073,692
Miscellaneous 0.6%
Arch Bay Asset-Backed Securities, "M", Series 2010-2, 144A, 5.0%, 4/25/2057		341,080	341,080
CIFC Funding Ltd., "B1L", Series 2012-2A, 4.584%, 12/15/2024		3,200,000	2,983,415
			3,324,495
Total Asset-Backed (Cost $5,258,954)			5,398,187

Commercial Mortgage-Backed Securities 2.9%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 1.964%**, 11/15/2015		3,135,801	3,129,263
Citigroup/Deutsche Bank Commercial Mortgage Trust, "AM", Series 2007-CD5, 6.122%**, 11/15/2044		1,780,000	2,035,957
Commercial Mortgage Trust, "AM", Series 2007-C9, 5.65%, 12/10/2049		810,000	905,064
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.28%**, 12/15/2035		1,710,000	1,712,685
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG11, 5.867%, 12/10/2049		1,710,000	1,873,656
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		1,405,000	1,516,390
"A4", Series 2006-LDP7, 5.868%**, 4/15/2045		860,000	994,833
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		2,560,000	2,949,842
PNC Mortgage Acceptance Corp., "J", Series 2000-C2, 144A, 6.22%, 10/12/2033		1,450,000	1,376,447
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.294%**, 12/15/2044		860,000	966,070
Total Commercial Mortgage-Backed Securities (Cost $16,460,172)			17,460,207

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.965%**, 2/25/2034		641,538	639,182
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.454%**, 12/25/2035		1,956,734	1,975,849
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		422,369	325,508
Countrywide Home Loans:
"A16", Series 2005-21, 5.0%, 10/25/2035		253,157	252,561
"2A5", Series 2004-13, 5.75%, 8/25/2034		1,277,063	1,177,980
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		5,443,245	395,726
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		1,026,903	62,343
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		5,337,839	780,381
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		598,062	63,524
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		1,103,945	122,672
"A", Series 172, Interest Only, 6.5%, 1/1/2024		985,721	150,055
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		1,384,190	228,690
"HS", Series 2009-87, Interest Only, 5.939%***, 11/25/2039		7,000,140	1,052,837
"PI", Series 2006-20, Interest Only, 6.469%***, 11/25/2030		2,946,351	606,579
"JS", Series 2004-59, Interest Only, 6.889%***, 4/25/2023		1,908,715	87,339
Government National Mortgage Association:
"GP", Series 2010-67, 4.5%, 3/20/2039		1,000,000	1,143,001
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		3,309,300	185,765
"ID", Series 2003-79, Interest Only, 5.5%, 12/20/2031		435,586	9,582
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		4,153,851	552,809
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		5,006,928	671,817
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		3,064,518	463,163
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.334%**, 4/25/2036		2,285,195	1,978,410
MASTR Asset Securitization Trust, "1A1", Series 2005-2, 5.25%, 11/25/2035		316,825	320,807
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 3.132%**, 10/25/2033		1,013,360	989,023
MLCC Mortgage Investors, Inc., "1A", Series 2005-2, 1.986%**, 10/25/2035		1,530,320	1,484,447
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		480,148	487,290
Vericrest Opportunity Loan Transferee, "A2", Series 2012-NL1A, 144A, 8.112%, 3/25/2049		1,000,000	1,015,827
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.485%**, 10/25/2035		242,581	239,094
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.626%**, 12/25/2034		964,956	970,456
"2A16", Series 2005-AR10, 2.627%**, 6/25/2035		1,514,586	1,496,107
"A3", Series 2005-4, 5.0%, 4/25/2035		24,899	24,846
"B1", Series 2004-1, 5.5%, 2/25/2034		1,211,160	1,130,805
Total Collateralized Mortgage Obligations (Cost $20,274,547)			21,084,475

Government & Agency Obligations 20.9%
Other Government Related (e) 0.5%
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.617%**, 12/26/2012		1,158,000	1,158,966
Penerbangan Malaysia Bhd., 144A, 5.625%, 3/15/2016		1,800,000	2,028,870
			3,187,836
Sovereign Bonds 5.6%
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	1,155,000	711,692
Government of Canada, 0.75%, 5/1/2014	CAD	8,000,000	7,972,365
Republic of Argentina, 7.0%, 10/3/2015		1,500,000	1,236,833
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	466	100
Republic of Belarus, REG S, 8.75%, 8/3/2015		855,000	855,000
Republic of Croatia, 144A, 6.25%, 4/27/2017		2,000,000	2,198,000
Republic of Hungary:
4.75%, 2/3/2015		650,000	665,438
7.625%, 3/29/2041		500,000	594,000
Republic of Indonesia:
144A, 4.875%, 5/5/2021		1,000,000	1,140,000
144A, 5.25%, 1/17/2042		1,500,000	1,728,750
Republic of Lithuania, 144A, 6.125%, 3/9/2021		1,300,000	1,563,250
Republic of Poland, 3.0%, 3/17/2023		900,000	887,022
Republic of Serbia, REG S, 6.75%, 11/1/2024		1,500,000	1,485,000
Republic of Turkey, 6.0%, 1/14/2041		700,000	822,500
Republic of Uruguay, 7.625%, 3/21/2036		605,000	939,263
Russian Federation:
144A, 3.25%, 4/4/2017		800,000	848,952
144A, 5.625%, 4/4/2042		1,000,000	1,201,300
Ukraine Government International Bond, 144A, 6.58%, 11/21/2016		1,000,000	989,560
United Mexican States:
4.75%, 3/8/2044		3,500,000	3,885,000
Series M, 6.5%, 6/10/2021	MXN	25,000,000	2,035,826
Vnesheconombank, 144A, 6.025%, 7/5/2022		1,500,000	1,674,450
			33,434,301
U.S. Treasury Obligations 14.8%
U.S. Treasury Bills:
0.12%****, 3/7/2013 (f)		140,000	139,936
0.13%****, 3/7/2013 (f)		2,219,000	2,217,991
U.S. Treasury Bond, 4.75%, 2/15/2037		3,940,700	5,438,166
U.S. Treasury Notes:
0.75%, 6/15/2014		5,000,000	5,038,865
1.5%, 7/31/2016		31,050,000	32,192,547
1.625%, 8/15/2022		35,000,000	34,808,585
1.75%, 5/15/2022		7,000,000	7,068,908
2.125%, 8/15/2021		1,245,000	1,310,071
			88,215,069
Total Government & Agency Obligations (Cost $123,037,713)			124,837,206

Loan Participations and Assignments 9.1%
Senior Loans** 5.9%
Buffalo Gulf Coast Terminals LLC, Term Loan B, Zero Coupon, 10/31/2017		615,000	628,838
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		47,987	22,314
Burger King Corp., Term Loan B, 3.75%, 9/27/2019		555,000	557,428
Charter Communications Operating LLC, Term Loan C, 3.47%, 9/6/2016		2,908,197	2,925,558
Clear Channel Communication, Inc., Term Loan B, 3.862%, 1/29/2016		299,668	247,227
Crown Castle International Corp., Term Loan B, 4.0%, 1/31/2019		2,994,070	3,013,981
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		345,000	350,391
First Data Corp., Term Loan, Zero Coupon, 9/24/2014		3,050,000	3,051,433
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		1,505,000	1,517,793
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/1/2019		2,475,000	2,493,562
MetroPCS Wireless, Inc., Term Loan B3, 4.0%, 3/16/2018		748,100	750,669
NRG Energy, Inc., Term Loan B, Zero Coupon, 7/1/2018		560,000	564,172
Par Pharmaceutical Companies, Inc., Term Loan B, Zero Coupon, 9/30/2019		955,000	953,907
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		300,000	301,838
Term Loan B2, 4.25%, 8/7/2019		941,442	948,305
Pinnacle Foods Finance LLC:
Term Loan B, 2.714%, 4/2/2014		1,946,811	1,950,666
Term Loan F, 4.75%, 10/17/2018		598,500	600,927
Plains Exploration & Production, 7 year Term Loan, Zero Coupon, 9/13/2019		960,000	966,173
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/13/2018		3,245,000	3,279,478
Tallgrass Energy Partners LP:
Term Delayed Draw, Zero Coupon, 10/25/2017		410,000	407,950
Term Loan, Zero Coupon, 10/25/2018		1,635,000	1,639,087
Tomkins LLC, Term Loan B, 4.25%, 9/29/2016		2,724,988	2,744,063
Univision Communications, Inc., Term Loan, 4.462%, 3/31/2017		2,415,716	2,367,027
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018		499,282	501,778
Warner Chilcott Corp.:
Term Loan B1, 4.25%, 3/15/2018		515,371	517,948
Incremental Term Loan B1, 4.25%, 3/15/2018		862,407	866,719
Warner Music Group Corp., Term Loan, Zero Coupon, 10/25/2018		410,000	412,050
WC Luxco SARL, Term Loan B3, 4.25%, 3/15/2018		686,513	689,945
			35,271,227
Sovereign Loans 3.2%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,250,000	1,336,250
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022 (b)		3,000,000	3,007,500
Gazprom OAO, 144A, 4.95%, 7/19/2022		1,550,000	1,643,955
OAO Novatek, 144A, 5.326%, 2/3/2016		800,000	859,136
RZD Capital Ltd., 5.739%, 4/3/2017		1,355,000	1,504,050
Sberbank of Russia, 144A, 6.125%, 2/7/2022		1,800,000	2,014,254
Severstal OAO, 144A, 5.9%, 10/17/2022		1,500,000	1,489,125
Vimpel Communications, 144A, 7.748%, 2/2/2021		1,800,000	1,980,000
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		800,000	835,000
144A, 6.95%, 10/17/2022		4,000,000	4,131,800
			18,801,070
Total Loan Participations and Assignments (Cost $53,353,074)			54,072,297

Municipal Bonds and Notes 1.0%
Chicago, IL, O'Hare International Airport Revenue, Series B, 6.0%, 1/1/2041		855,000	1,026,154
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		1,700,000	1,982,540
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		855,000	949,956
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		1,510,000	1,698,675
Total Municipal Bonds and Notes (Cost $4,934,407)			5,657,325

Convertible Bonds 0.2%
Consumer Discretionary 0.1%
Group 1 Automotive, Inc., 3.0%, 3/15/2020		350,000	617,750
Industrials 0.0%
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0% to 3/1/2026		125,000	108,281
Materials 0.1%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015		468,054	457,149
Total Convertible Bonds (Cost $923,031)			1,183,180

Preferred Securities 0.2%
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		530,000	490,250
Financials 0.1%
Citigroup, Inc., 5.95%, 1/30/2023 (d)		565,000	582,303
Total Preferred Securities (Cost $917,732)			1,072,553

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (g) (Cost $14,000)	14	48,686

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Postmedia Network Canada Corp.*	4,746	9,504
Trump Entertainment Resorts, Inc.*	23	0
Vertis Holdings, Inc.*	226	0
		9,504
Industrials 0.0%
Congoleum Corp.*	9,600	0
Quad Graphics, Inc.	24	440
		440
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	3,978
GEO Specialty Chemicals, Inc. 144A*	966	362
Wolverine Tube, Inc.*	2,973	71,798
		76,138
Total Common Stocks (Cost $261,261)		86,082

Preferred Stock 0.1%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $306,519)	330	318,017

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	574	97
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	43,175	15,802
Hercules Trust II, Expiration Date 3/31/2029*	315	3,478
		19,280
Total Warrants (Cost $70,220)		19,377

Exchange-Traded Fund 0.1%
SPDR Barclays Capital Convertible Securities (Cost $835,935)	21,046	832,368

Open-End Investment Company 1.8%
DWS Floating Rate Fund "Institutional" (h) (Cost $9,369,097)	1,128,472	10,596,352

	Contracts	Value ($)

Call Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Option Expiration Date 11/23/2012, Strike Price $134.0	33	9,281

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.2%
Fixed Rate — 3.583% - Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	9,300,000	288,059
Fixed Rate — 3.635% - Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	8,900,000	261,763
Fixed Rate — 3.72% - Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	8,900,000	245,440
Fixed Rate — 4.19% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	9,400,000	254,542
Fixed Rate — 4.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	9,100,000	227,663
		1,277,467
Total Call Options Purchased (Cost $2,141,041)		1,286,748

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Fixed Rate — 2.19% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	9,400,000	289,977
Fixed Rate — 2.32% - Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	9,100,000	319,417
Total Put Options Purchased (Cost $628,823)		609,394

	Shares	Value ($)

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 0.21% (i) (j) (Cost $26,804,366)	26,804,366	26,804,366

Cash Equivalents 7.9%
Central Cash Management Fund, 0.18% (i) (Cost $47,053,397)	47,053,397	47,053,397

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $645,820,539)†	111.7	666,073,137
Other Assets and Liabilities, Net	(11.7)	(69,844,095)
Net Assets	100.0	596,229,042

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	47,987	USD	46,601	22,314
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	297,097	EUR	404,439	116
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	270,000	USD	272,475	169
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	218,377	EUR	62,954	0
					786,469	22,599

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

*** These securities are shown at their current rate as of October 31, 2012.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $646,656,777. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $19,416,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,018,469 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,602,109.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $25,860,409, which is 4.3% of net assets.

(c) When-issued or delayed delivery security included.

(d) Date shown is call date; not a maturity date for the perpetual preferred securities.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At October 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	14,000	48,686	0.01

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/17/2012	17	2,211,335	11,760
10 Year Canadian Government Bond	CAD	12/18/2012	88	12,077,257	87,791
10 Year U.S. Treasury Note	USD	12/19/2012	125	16,628,906	77,850
Federal Republic of Germany Euro-Bund	EUR	12/6/2012	76	13,956,522	1,441
Federal Republic of Germany Euro-Schatz	EUR	12/6/2012	371	53,232,467	29,829
United Kingdom Long Gilt Bond	GBP	12/27/2012	176	33,838,125	(70,718)
Total net unrealized appreciation					137,953

At October 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	12/18/2012	49	6,724,836	9,140
10 Year Japanese Government Bond	JPY	12/11/2012	12	21,683,578	(46,783)
10 Year U.S. Treasury Note	USD	12/19/2012	145	19,289,531	(40,941)
2 Year U.S. Treasury Note	USD	12/31/2012	87	19,168,547	15,734
5 Year U.S. Treasury Note	USD	12/31/2012	110	13,667,500	(20,008)
Total net unrealized depreciation					(82,858)

At October 31, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (k)
Call Options 10 Year U.S. Treasury Note	35	11/23/2012	135.0	13,595	(2,734)

(k) Unrealized appreciation on written options on exchange-traded futures contracts at October 31, 2012 was $10,861.

Options on Interest Rate Swap Contracts
	Contract Amount	Swap Effective/ Expiration Date	Option Expiration Date	Premiums Received ($)	Value ($) (l)
Call Options Fixed — 3.19% - Floating — LIBOR	4,700,000	2/3/2017 2/3/2027	2/1/2017	338,400	(237,715)
Fixed — 3.32% - Floating — LIBOR	4,550,000	2/3/2017 2/3/2027	2/1/2017	329,102	(212,008)
Fixed — 4.083% - Floating — LIBOR	9,300,000	5/11/2016 5/11/2026	5/9/2016	316,200	(204,250)
Fixed — 4.135% - Floating — LIBOR	8,900,000	4/27/2016 4/27/2026	4/25/2016	329,300	(185,326)
Fixed — 4.22% - Floating — LIBOR	8,900,000	4/22/2016 4/22/2026	4/20/2016	317,285	(173,938)
Total Call Options				1,630,287	(1,013,237)
Put Options Fixed — 1.9% - Floating — LIBOR	8,900,000	4/24/2013 4/24/2023	4/22/2013	121,930	(193,522)
Fixed — 2.07% - Floating — LIBOR	9,300,000	5/10/2013 5/10/2043	5/8/2013	148,800	(105,598)
Fixed — 2.09% - Floating — LIBOR	8,900,000	4/25/2013 4/25/2043	4/23/2013	167,320	(97,052)
Fixed — 3.19% - Floating — LIBOR	4,700,000	2/3/2017 2/3/2027	2/1/2017	338,400	(343,436)
Fixed — 3.32% - Floating — LIBOR	4,550,000	2/3/2017 2/3/2027	2/1/2017	329,102	(364,552)
Total Put Options				1,105,552	(1,104,160)
Total				2,735,839	(2,117,397)

(l) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2012 was $618,442.

At October 31, 2012, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount Paid ($)		Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (m)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/20/2012 12/20/2017	2,800,000	1	1.0%	Republic of Italy, 6.875%, 9/27/2023, BBB	218,336	276,066	(57,730)
9/20/2012 12/20/2017	5,600,000	2	1.0%	Republic of Italy, 6.875%, 9/27/2023, BBB	434,650	649,788	(215,138)
Total unrealized depreciation							(272,868)

At October 31, 2012, credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($)(n)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (m)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/21/2009 12/20/2014	1,710,000	3	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA+	9,966	(43,280)	53,246
12/20/2011 3/20/2017	390,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	45,531	14,412	31,119
6/21/2010 9/20/2013	400,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	17,814	4,903	12,911
6/21/2010 9/20/2015	560,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	56,783	(9,982)	66,765
12/20/2010 3/20/2016	1,710,000	6	1.0%	Freeport- McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022, BBB	1,887	(537)	2,424
3/21/2011 6/20/2016	740,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	52,533	20,134	32,399
9/20/2012 12/20/2017	5,600,000	2	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(500,386)	(718,964)	218,578
9/20/2012 12/20/2017	2,800,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(251,204)	(325,303)	74,099
Total unrealized appreciation							491,541

(m) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(n) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At October 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	6,500,000	7	Floating — LIBOR	Fixed — 0.515%	8,107	(287)	8,394
9/17/2013 9/17/2017	8,000,000	6	Floating — LIBOR	Fixed — 0.94%	(14,732)	(488)	(14,244)
7/16/2013 7/16/2023	12,000,000	7	Fixed — 1.858%	Floating — LIBOR	86,203	5,540	80,663
7/16/2013 7/16/2018	300,000	7	Floating — LIBOR	Fixed — 1.148%	1,308	(63)	1,371
4/13/2012 4/13/2016	8,500,000	2	Floating — LIBOR	Fixed — 1.22%	201,968	—	201,968
7/16/2013 7/16/2033	1,700,000	7	Floating — LIBOR	Fixed — 2.322%	(60,852)	686	(61,538)
7/16/2013 7/16/2043	1,500,000	7	Floating — LIBOR	Fixed — 2.424%	(79,370)	2,116	(81,486)
Total net unrealized appreciation							135,128

Counterparties:

1 Citibank, Inc.

2 BNP Paribas

3 JPMorgan Chase Securities, Inc.

4 Credit Suisse

5 Bank of America

6 Morgan Stanley

7 Nomura International PLC

At October 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	5,547,610	NZD	6,800,000	11/2/2012	43,976	Barclays Bank PLC
NZD	6,800,000	USD	5,626,653	11/2/2012	35,067	BNP Paribas
USD	2,726,188	ZAR	24,000,000	11/9/2012	38,073	Barclays Bank PLC
USD	2,693,823	NZD	3,300,000	11/20/2012	16,991	UBS AG
EUR	1,280,000	USD	1,674,214	11/20/2012	14,883	UBS AG
JPY	420,000,000	USD	5,304,839	11/20/2012	42,802	Barclays Bank PLC
EUR	3,600,000	TRY	8,467,200	11/30/2012	36,707	Barclays Bank PLC
EUR	4,150,000	USD	5,414,028	1/9/2013	31,078	JPMorgan Chase Securities, Inc.
CAD	8,000,000	USD	8,176,155	1/9/2013	178,243	Barclays Bank PLC
Total unrealized appreciation					437,820

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
ZAR	24,000,000	USD	2,751,662	11/9/2012	(12,600)	Barclays Bank PLC
EUR	2,542,300	USD	3,288,923	11/16/2012	(6,753)	JPMorgan Chase Securities, Inc.
USD	2,108,929	CHF	1,950,000	11/20/2012	(14,520)	UBS AG
USD	5,306,105	JPY	420,000,000	11/20/2012	(44,069)	Barclays Bank PLC
USD	8,050,656	CAD	8,010,000	11/20/2012	(33,681)	UBS AG
USD	5,305,494	NOK	30,070,000	11/20/2012	(34,656)	UBS AG
USD	229,483	SEK	1,510,000	11/20/2012	(1,950)	UBS AG
AUD	1,720,000	USD	1,773,174	11/20/2012	(9,732)	UBS AG
JPY	271,780,000	USD	3,403,342	11/20/2012	(1,625)	UBS AG
GBP	2,680,000	USD	4,296,552	11/20/2012	(28,031)	UBS AG
CAD	5,900,000	USD	5,890,058	11/26/2012	(14,048)	JPMorgan Chase Securities, Inc.
USD	5,942,405	CAD	5,900,000	11/26/2012	(38,300)	BNP Paribas
USD	8,925,395	JPY	710,000,000	11/26/2012	(29,612)	JPMorgan Chase Securities, Inc.
JPY	470,000,000	USD	5,888,263	11/26/2012	(494)	Nomura International PLC
JPY	240,000,000	USD	2,991,101	11/26/2012	(15,924)	JPMorgan Chase Securities, Inc.
AUD	3,850,000	USD	3,895,315	1/9/2013	(78,530)	Barclays Bank PLC
Total unrealized depreciation					(364,525)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (o)
Corporate Bonds	$—	$316,614,325	$65,676	$316,680,001
Mortgage-Backed Securities Pass-Through	—	30,972,919	—	30,972,919
Asset-Backed	—	2,414,772	2,983,415	5,398,187
Commercial Mortgage- Backed Securities	—	17,460,207	—	17,460,207
Collateralized Mortgage Obligations	—	21,084,475	—	21,084,475
Government & Agency Obligations	—	124,837,206	—	124,837,206
Loan Participations and Assignments	—	54,072,297	—	54,072,297
Municipal Bonds and Notes	—	5,657,325	—	5,657,325
Convertible Bonds	—	726,031	457,149	1,183,180
Preferred Securities	—	582,303	490,250	1,072,553
Other Investments	—	—	48,686	48,686
Common Stocks (o)	9,944	—	76,138	86,082
Preferred Stock	—	318,017	—	318,017
Warrants (o)	—	—	19,377	19,377
Exchange-Traded Fund	832,368	—	—	832,368
Open-End Investment Company	10,596,352	—	—	10,596,352
Short-Term Investments (o)	73,857,763	—	—	73,857,763
Derivatives (p)
Purchased Options	9,281	1,886,861	—	1,896,142
Futures Contracts	233,545	—	—	233,545
Credit Default Swap Contracts	—	491,541	—	491,541
Interest Rate Swap Contracts	—	292,396	—	292,396
Forward Foreign Currency Exchange Contracts	—	437,820	—	437,820
Total	$85,539,253	$577,848,495	$4,140,691	$667,528,439
Liabilities
Derivatives (p)
Written Options	$(2,734)	$(2,117,397)	$—	$(2,120,131)
Futures Contracts	(178,450)	—	—	(178,450)
Credit Default Swap Contracts	—	(272,868)	—	(272,868)
Interest Rate Swap Contracts	—	(157,268)	—	(157,268)
Forward Foreign Currency Exchange Contracts	—	(364,525)	—	(364,525)
Total	$(181,184)	$(2,912,058)	$—	$(3,093,242)

During the period ended October 31, 2012, the amount of transfers between Level 2 and Level 3 was $397,500. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity

Transfers between price levels are recognized at the beginning of the reporting period.

(o) See Investment Portfolio for additional detailed categorizations.

(p) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investment in non-affiliated securities, at value (cost $562,593,679) — including $25,860,409 of securities loaned	$581,619,022
Investment in Daily Assets Fund Institutional (cost $26,804,366)*	26,804,366
Investment in DWS Floating Rate Fund (cost $9,369,097)	10,596,352
Investment in Central Cash Management Fund (cost $47,053,397)	47,053,397
Total investments in securities, at value (cost $645,820,539)	666,073,137
Cash	2,513,925
Foreign currency, at value (cost $169,002)	172,178
Deposit with broker for futures contracts	1,781,553
Cash held as collateral for forward foreign currency exchange contracts	780,000
Receivable for investments sold	404,433
Receivable for investments sold — when-issued/delayed delivery securities	11,952,741
Receivable for Fund shares sold	3,439,132
Dividends receivable	5,775
Interest receivable	6,422,123
Unrealized appreciation on swap contracts	783,937
Unrealized appreciation on forward foreign currency exchange contracts	437,820
Upfront payments paid on swap contracts	973,645
Foreign taxes recoverable	14,630
Due from Advisor	7,306
Other assets	38,104
Total assets	695,800,439
Liabilities
Payable upon return of securities loaned	26,804,366
Payable for investments purchased	39,578,744
Payable for investments purchased — when-issued/delayed delivery securities	26,700,478
Payable for Fund shares redeemed	1,711,656
Payable for variation margin on futures contracts	53,714
Options written, at value (premium received $2,749,434)	2,120,131
Unrealized depreciation on swap contracts	430,136
Unrealized depreciation on forward foreign currency exchange contracts	364,525
Upfront payments received on swap contracts	1,098,904
Accrued management fee	224,272
Accrued Trustees' fees	2,925
Other accrued expenses and payables	481,546
Total liabilities	99,571,397
Net assets, at value	$596,229,042

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	$5,837,668
Net unrealized appreciation (depreciation) on: Investments	20,252,598
Swap contracts	353,801
Futures	55,095
Foreign currency	81,293
Written options	629,303
Accumulated net realized gain (loss)	(5,427,181)
Paid-in capital	574,446,465
Net assets, at value	$596,229,042
Net Asset Value
Class A Net Asset Value and redemption price per share ($423,627,856 ÷ 83,796,423 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.06
Maximum offering price per share (100 ÷ 97.25 of $5.06)	$5.20
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,185,424 ÷ 826,888 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.06
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($74,033,331 ÷ 14,539,056 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.09
Class S Net Asset Value, offering and redemption price per share ($94,382,431 ÷ 18,646,721 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$25,678,884
Dividends	81,511
Income distributions — from affiliated Funds	583,156
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	86,821
Total income	26,430,372
Expenses: Management fee	2,287,488
Administration fee	491,664
Services to shareholders	664,976
Distribution and service fees	1,471,713
Custodian fee	69,879
Professional fees	101,436
Reports to shareholders	98,670
Registration fees	78,074
Trustees' fees and expenses	18,718
Other	102,705
Total expenses before expense reductions	5,385,323
Expense reductions	(79,484)
Total expenses after expense reductions	5,305,839
Net investment income	21,124,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,729,545
Swap contracts	686,105
Futures	6,983,160
Written options	101,298
Foreign currency	2,614,713
19,114,821
Change in net unrealized appreciation (depreciation) on: Investments	16,732,387
Swap contracts	112,921
Futures	(309,608)
Written options	629,303
Foreign currency	633,092
17,798,095
Net gain (loss)	36,912,916
Net increase (decrease) in net assets resulting from operations	$58,037,449

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$21,124,533	$23,043,010
Net realized gain (loss)	19,114,821	336,582
Change in net unrealized appreciation (depreciation)	17,798,095	(14,054,781)
Net increase (decrease) in net assets resulting from operations	58,037,449	9,324,811
Distributions to shareholders from: Net investment income: Class A	(18,654,268)	(18,779,593)
Class B	(189,675)	(264,438)
Class C	(2,277,155)	(1,903,422)
Class S	(2,889,532)	(1,765,390)
Total distributions	(24,010,630)	(22,712,843)
Fund share transactions: Proceeds from shares sold	228,305,299	90,913,998
Reinvestment of distributions	20,749,052	19,498,916
Payments for shares redeemed	(112,252,236)	(122,393,917)
Net increase (decrease) in net assets from Fund share transactions	136,802,115	(11,981,003)
Increase (decrease) in net assets	170,828,934	(25,369,035)
Net assets at beginning of period	425,400,108	450,769,143
Net assets at end of period (including undistributed net investment income of $5,837,668 and $3,477,636, respectively)	$596,229,042	$425,400,108

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.71	$4.85	$4.57	$3.80	$4.70
Income (loss) from investment operations: Net investment incomea	.21	.25	.26	.22	.22
Net realized and unrealized gain (loss)	.38	(.14)	.29	.78	(.85)
Total from investment operations	.59	.11	.55	1.00	(.63)
Less distributions from: Net investment income	(.24)	(.25)	(.26)	(.23)	(.20)
Net realized gains	—	—	(.01)	—	—
Return of capital	—	—	—	—	(.07)
Total distributions	(.24)	(.25)	(.27)	(.23)	(.27)
Net asset value, end of period	$5.06	$4.71	$4.85	$4.57	$3.80
Total Return (%)b,c	12.86	2.15	12.50	27.28	(14.22)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	424	347	368	340	280
Ratio of expenses before expense reductions (%)	1.03	1.06	1.06	1.08	1.12
Ratio of expenses after expense reductions (%)	1.01	1.04	1.05	1.07	1.11
Ratio of net investment income (%)	4.38	5.32	5.44	5.42	4.76
Portfolio turnover rate (%)	129	154	182	252	185
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.71	$4.86	$4.58	$3.80	$4.71
Income (loss) from investment operations: Net investment incomea	.18	.21	.22	.19	.18
Net realized and unrealized gain (loss)	.37	(.15)	.29	.78	(.86)
Total from investment operations	.55	.06	.51	.97	(.68)
Less distributions from: Net investment income	(.20)	(.21)	(.22)	(.19)	(.16)
Net realized gains	—	—	(.01)	—	—
Return of capital	—	—	—	—	(.07)
Total distributions	(.20)	(.21)	(.23)	(.19)	(.23)
Net asset value, end of period	$5.06	$4.71	$4.86	$4.58	$3.80
Total Return (%)b,c	11.89	1.27	11.60	26.29	(15.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	7	9	10
Ratio of expenses before expense reductions (%)	1.86	1.91	1.90	1.94	1.96
Ratio of expenses after expense reductions (%)	1.84	1.89	1.88	1.83	1.88
Ratio of net investment income (%)	3.59	4.47	4.61	4.66	3.99
Portfolio turnover rate (%)	129	154	182	252	185
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.74	$4.89	$4.60	$3.82	$4.73
Income (loss) from investment operations: Net investment incomea	.18	.22	.22	.19	.18
Net realized and unrealized gain (loss)	.38	(.15)	.31	.79	(.86)
Total from investment operations	.56	.07	.53	.98	(.68)
Less distributions from: Net investment income	(.21)	(.22)	(.23)	(.20)	(.16)
Net realized gains	—	—	(.01)	—	—
Return of capital	—	—	—	—	(.07)
Total distributions	(.21)	(.22)	(.24)	(.20)	(.23)
Net asset value, end of period	$5.09	$4.74	$4.89	$4.60	$3.82
Total Return (%)b,c	11.95	1.39	11.61	26.48	(14.98)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	43	43	37	24
Ratio of expenses before expense reductions (%)	1.78	1.81	1.82	1.84	1.89
Ratio of expenses after expense reductions (%)	1.76	1.80	1.80	1.82	1.87
Ratio of net investment income (%)	3.59	4.56	4.69	4.66	4.00
Portfolio turnover rate (%)	129	154	182	252	185
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$4.71	$4.86	$4.58	$3.80	$4.70
Income (loss) from investment operations: Net investment incomea	.22	.26	.26	.23	.22
Net realized and unrealized gain (loss)	.38	(.15)	.30	.78	(.85)
Total from investment operations	.60	.11	.56	1.01	(.63)
Less distributions from: Net investment income	(.25)	(.26)	(.27)	(.23)	(.20)
Net realized gains	—	—	(.01)	—	—
Return of capital	—	—	—	—	(.07)
Total distributions	(.25)	(.26)	(.28)	(.23)	(.27)
Net asset value, end of period	$5.06	$4.71	$4.86	$4.58	$3.80
Total Return (%)b	13.07	2.32	12.77	27.56	(14.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	30	33	13	4
Ratio of expenses before expense reductions (%)	.84	.88	.90	.92	1.03
Ratio of expenses after expense reductions (%)	.80	.87	.89	.81	.89
Ratio of net investment income (%)	4.49	5.49	5.60	5.68	4.97
Portfolio turnover rate (%)	129	154	182	252	185
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Unconstrained Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund generally in the form of Assignments, but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$6,107,009
Capital loss carryforwards	$(4,327,000)
Net unrealized appreciation (depreciation) on investments	$19,416,360

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$24,010,630	$22,712,843

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $29,630,000 to $54,390,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended October 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $8,400,000 and the investment in credit default contracts sold had a total notional value generally indicative of a range from $5,120,000 to $13,910,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of October 31, 2012. For the year ended October 31, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $22,400,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2012, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $2,783,000, and purchased option contracts had a total value generally indicative of a range from approximately $10,000 to $2,129,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the year ended October 31, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $71,647,000 to $131,945,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $16,757,000 to $80,534,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2012, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended October 31, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $60,374,000 to $94,723,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $42,579,000 to $73,508,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $11,664,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$1,896,142	$—	$292,396	$233,545	$2,422,083
Credit Contracts (b)	—	—	491,541	—	491,541
Foreign Exchange Contracts (c)	—	437,820	—	—	437,820
	$1,896,142	$437,820	$783,937	$233,545	$3,351,444

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts, respectively

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(2,120,131)	$—	$(157,268)	$(178,450)	$(2,455,849)
Credit Contracts (b)	—	—	(272,868)	—	(272,868)
Foreign Exchange Contracts (c)	—	(364,525)	—	—	(364,525)
	$(2,120,131)	$(364,525)	$(430,136)	$(178,450)	$(3,093,242)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value and unrealized depreciation on swap contracts

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(107,253)	$101,298	$—	$554,680	$6,983,160	$7,531,885
Credit Contracts (a)	—	—	—	131,425	—	131,425
Foreign Exchange Contracts (b)	—	—	2,438,017	—		2,438,017
	$(107,253)	$101,298	$2,438,017	$686,105	$6,983,160	$10,101,327

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(839,071)	$629,303	$—	$(79,816)	$(309,608)	$(599,192)
Credit Contracts (a)	—	—	—	192,737	—	192,737
Foreign Exchange Contracts (b)	—	—	605,922	—	—	605,922
	$(839,071)	$629,303	$605,922	$112,921	$(309,608)	$199,467

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $635,713,121 and $513,793,402, respectively. Purchases and sales of U.S. Treasury securities aggregated $119,841,183 and $72,646,976, respectively.

For the year ended October 31, 2012, transactions for written options on futures contracts and on interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	72,700,730	2,882,599
Options closed	(295)	(83,335)
Options expired	(400)	(49,830)
Outstanding, end of period	72,700,035	$2,749,434

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Fund ("DWS affiliated mutual fund").

Accordingly, for the year ended October 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $67,694, and the amount charged aggregated $2,219,794, which was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $491,664, of which $49,726 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$270,078	$—	$49,217
Class B	4,724	—	751
Class C	20,388	—	3,441
Class S	24,280	11,790	—
	$319,470	$11,790	$53,409

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$35,218	$2,699
Class C	406,004	45,423
	$441,222	$48,122

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$884,260	$161,825	.23%
Class B	11,673	1,802	.25%
Class C	134,558	28,842	.25%
	$1,030,491	$192,469

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012 aggregated $42,252.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $6,897 and $6,227, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $1,255 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $30,643, of which $12,756 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from January 27, 2012 through October 31, 2012, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $8,970.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	23,570,864	$116,039,158	12,931,491	$61,892,659
Class B	89,230	436,123	165,226	795,002
Class C	7,035,069	35,011,048	2,467,068	11,881,861
Class S	15,519,855	76,818,970	3,398,056	16,344,476
		$228,305,299		$90,913,998
Shares issued to shareholders in reinvestment of distributions
Class A	3,350,740	$16,380,848	3,410,344	$16,250,764
Class B	29,998	146,508	42,416	202,658
Class C	376,599	1,858,840	329,845	1,583,120
Class S	479,735	2,362,856	306,328	1,462,374
		$20,749,052		$19,498,916
Shares redeemed
Class A	(16,759,706)	$(82,070,484)	(18,508,622)	$(88,171,452)
Class B	(392,309)	(1,921,646)	(526,841)	(2,527,633)
Class C	(1,982,079)	(9,746,233)	(2,513,138)	(12,123,181)
Class S	(3,753,319)	(18,513,873)	(4,092,240)	(19,571,651)
		$(112,252,236)		$(122,393,917)
Net increase (decrease)
Class A	10,161,898	$50,349,522	(2,166,787)	$(10,028,029)
Class B	(273,081)	(1,339,015)	(319,199)	(1,529,973)
Class C	5,429,589	27,123,655	283,775	1,341,800
Class S	12,246,271	60,667,953	(387,856)	(1,764,801)
		$136,802,115		$(11,981,003)

I. Transactions with Affiliates

The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended October 31, 2012 is as follows:
Affiliate	Value ($) at 10/31/2011	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 10/31/2012
DWS Floating Rate Fund	10,184,583	130,032	—	—	529,758	10,596,352
Central Cash Management Fund	20,466,999	611,084,862	584,498,464	—	53,398	47,053,397
Total	30,651,582	611,214,894	584,498,464	—	583,156	57,649,749

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS Unconstrained Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Unconstrained Income Fund (the "Fund"), a series of DWS Income Trust, including the investment portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Unconstrained Income Fund, at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 20, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,053.90	$1,047.20	$1,047.60	$1,052.80
Expenses Paid per $1,000*	$5.16	$9.31	$9.06	$4.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,020.11	$1,016.04	$1,016.29	$1,021.17
Expenses Paid per $1,000*	$5.08	$9.17	$8.92	$4.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Unconstrained Income Fund	1.00%	1.81%	1.76%	.79%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For corporate shareholders, 3% of the income dividends paid during the Fund's fiscal year ended October 31, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $90,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Unconstrained Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at ((800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DUIF-2
(R-024971-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS UNCONSTRAINED INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$73,013	$0	$8,904	$0
2011	$70,995	$0	$8,223	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$8,904	$359,967	$477,809	$846,680
2011	$8,223	$285,550	$565,608	$859,381

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Unconstrained Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012